NUMBER

BRO 4392

SHARES



Brown & Brown
INSURANCE

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. AND CHARLOTTE, N.C.

BROWN & BROWN, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 115236 10 1

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF $.10 PER SHARE, OF

Brown & Brown, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CERTIFICATE OF STOCK

SECRETARY

BROWN & BROWN, INC. CORPORATE SEAL 1959 FLORIDA

CHAIRMAN

COUNTERSIGNED AND REGISTERED
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, N.Y.) TRANSFER AGENT
AND REGISTRAR
By:
AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

BROWN & BROWN, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT — .... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors
TEN ENT	— as tenants by the entireties	
JT TEN	— as joint tenants with right of survivorship and not as tenants in common	Act .... (State)

Additional abbreviations may also be used though not in the above list.

For value received ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____________________________________ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED: ____________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.